Exhibit 99.3

PDL BioPharma, Inc.
Q1 2014
May 12, 2014

Following are some of the key points regarding PDL’s first quarter 2014 financial and business results.
Net Income

•
Net income in the first quarter of 2014 was $72.9 million, or $0.44 per diluted share as compared with net income in the first quarter of 2013 of $53.5 million, or $0.36 per diluted share. The increase in net income in the first quarter is primarily due to the increase in royalty revenues.

2014 Dividends

•
On January 29, 2014, PDL’s Board of Directors declared regular quarterly dividends of $0.15 per share of common stock, payable on March 12, June 12, September 12 and December 12 of 2014 to all stockholders who own shares of PDL on March 5, June 5, September 5 and December 5 of 2014, the record dates for each of the dividend payments, respectively. On March 12, 2014, PDL paid the first quarterly dividend to stockholders of record totaling $24.0 million using earnings generated in the first quarter of 2014.

Kaleo Note Purchase

•
On April 1, 2014, PDL acquired $150 million of secured notes from Accel 300, LLC, a wholly-owned subsidiary of kaleo, Inc. (kaleo). The notes are secured by 100 percent of royalties from kaleo’s first approved product, Auvi-Q™, which uses a new system for the delivery of epinephrine for the treatment of severe allergic reactions that can be life-threatening, i.e., anaphylaxis, and 10 percent of net sales of kaleo’s second proprietary auto-injector based product, EVZIO™, which uses the same technology to deliver naloxone for the treatment of patients who overdose on opioids.

•
The secured notes carry interest at 13 percent per annum, paid quarterly in arrears on principal outstanding. The principal balance of the secured notes is repaid to the extent that the revenue interests exceed the quarterly interest payment, as limited by a quarterly payment cap. The final maturity of the secured notes is March 2029, although PDL anticipates repayment in 2020. Kaleo may redeem the secured notes at any time, subject to a redemption premium.

Updates on Approved Royalty Bearing Products

Avastin® (bevacizumab):

•	On April 15, 2014, Genentech/Roche reported that 1Q14 worldwide sales were $1.753 billion (assumes CHF1 = USD1.1204) and increased by 9%.

◦	US: Significant increase in sales in colorectal cancer due to label expansion through multiple lines of therapy.

◦	EU: Strong sales driven by ovarian and colorectal cancers with the latter due to the label expansion through multiple lines of therapy.

◦	Japan: Steady growth in Japan in colon, lung, and breast cancers and GBM.

•	Genentech/Roche intend to file for approval for treatment of cervical cancer in US and EU in 2014.

Herceptin® (trastuzumab):

•	On April 15, 2014, Genentech/Roche reported that 1Q14 worldwide sales were 1.710 billion* (Assumes CHF1 = USD1.1204) and increased by 3%.

◦	US: Stable market share.

◦	EU: Volume growth but somewhat offset by price decreases.

◦	Intl: Growth driven by China and Latin America.

•	Subcutaneous formulation launched in 18 countries with good uptake where available.

Lucentis® (ranibizumab):

•	On April 15, 2014, Genentech/Roche reported that 1Q14 US sales were $456 million and increased by 8%.

◦	AMD and RVO: Stable use and increasing size of market.

◦	DME: Increasing patient share but also expecting competition.

PDL BioPharma, Inc.
Q1 2014
May 12, 2014

•	On April 24, 2014, Novartis reported that 1Q14 ex-US sales were $620 million and increased by 6%.

Tysabri® (natalizumab):

•	On April 23, 2014, Biogen Idec reported that 1Q14 worldwide sales were $441 million, a decrease of 3% when compared to global in-market sales in 1Q13.

Xolair® (omalizumab):

•	On April 15, 2014, Genentech/Roche reported that 1Q14 US sales were $230 million (Assumes CHF1 = USD1.1204) and increased by 15%.

•	On April 24, 2014, Novartis reported that 1Q14 ex-US sales were $173 million and increased by 24%.

•	On March 6, 2014, Novartis reported that the EU had approved Xolair as an add on therapy for chronic spontaneous idiopathic urticaria.

•	On March 21, 2014, Genentech/Roche announced that the FDA had approved Xolair for chronic idiopathic urticaria.

Actemra® (tocilizumab):

•
On April 27, 2014, Roche said that the European Commission approved a subcutaneous formulation of RoActemra tocilizumab as monotherapy or in combination with methotrexate to treat moderate to severe rheumatoid arthritis in patients who have inadequate response to or who are intolerant of DMARDs or TNF inhibitors.

•	On April 15, 2014, Genentech/Roche reported that 1Q14 worldwide sales increased by 23% year over year.

◦	US: 1Q14 sales increased 22% year over year to $96 million with growth driven by monotherapy use.

◦	Japan: 1Q14 sales increased 49% year over year to $59 million. Biggest contributor after launch of subcutaneous formulation.

•	On December 20, 2013, Genentech/Roche announced positive CHMP opinion in EU with respect to approval of the subcutaneous formulation.

•	On October 21, 2013, Genentech/Roche announced approval of the subcutaneous formulation in US.

Perjeta® (pertuzumab):

•	On April 15, 2014, Genentech/Roche reported 1Q14 worldwide sales were $199 million (Assumes CHF1 = USD1.1204) and increased by 274% year over year.

◦	US: Strong adoption in neo-adjuvant setting and continued growth in first line HER2-positive metastatic breast cancer.

Kadcyla® (TDM-1 or ado-trastuzumab emtansine):

•	On April 15, 2014, Genentech/Roche reported 1Q14 worldwide sales were $114 million (Assumes CHF1 = USD1.1204) and increased by 474%.

◦	US: Increasing use in second line treatment of HER2-positive metastatic breast cancer.

◦	EU: Launch ongoing.

◦	Japan: Launch expected in 2Q14.

Gazyva™ (Obinutuzumab or GA101):

•	On April 15, 2014, Genentech/Roche announced 1Q14 US sales of $9 million (Assumes CHF1 = USD1.1204).

•	Gazyva was approved in the US on November 1, 2013, for previously untreated chronic lymphocytic leukemia in combination with chlorambucil.

Forward-looking Statements
This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company's royalty assets, restrict or impede the ability of the Company to invest in new income generating assets and limit the Company's ability to pay dividends are disclosed in the risk factors contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, as updated by subsequent filings. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward looking statement except as required by law.

PDL BioPharma, Inc.
Q1 2014
May 12, 2014

Royalty Revenue by Product ($ in 000's) *
Avastin	Q1	Q2	Q3	Q4	Total
2014	40,538	—	—	—	40,538
2013	33,234	46,720	32,224	32,287	144,464
2012	23,215	41,670	25,955	30,041	120,882
2011	22,283	41,967	23,870	22,886	111,006
2010	16,870	44,765	29,989	24,922	116,547
2009	13,605	35,161	21,060	15,141	84,966
2008	9,957	30,480	19,574	12,394	72,405
2007	8,990	21,842	17,478	9,549	57,859
2006	10,438	15,572	15,405	12,536	53,952

Herceptin	Q1	Q2	Q3	Q4	Total
2014	37,863	—	—	—	37,863
2013	30,287	47,353	30,961	33,038	141,640
2012	25,702	44,628	30,433	28,307	129,070
2011	25,089	42,209	31,933	21,812	121,042
2010	23,402	38,555	27,952	25,441	115,350
2009	16,003	32,331	26,830	18,615	93,779
2008	14,092	34,383	28,122	20,282	96,880
2007	19,035	28,188	22,582	14,802	84,608
2006	15,142	19,716	21,557	20,354	76,769

Lucentis	Q1	Q2	Q3	Q4	Total
2014	17,104	—	—	—	17,104
2013	12,032	30,066	13,536	12,127	67,760
2012	10,791	27,938	12,552	11,097	62,377
2011	8,878	24,313	12,157	10,750	56,099
2010	7,220	19,091	10,841	8,047	45,198
2009	4,621	12,863	8,123	6,152	31,759
2008	3,636	11,060	7,631	4,549	26,876
2007	2,931	6,543	6,579	3,517	19,570
2006	—	—	289	3,335	3,624

Xolair	Q1	Q2	Q3	Q4	Total
2014	9,559	—	—	—	9,559
2013	5,930	10,025	7,334	7,330	30,619
2012	5,447	8,609	6,504	6,145	26,705
2011	4,590	7,621	5,916	5,823	23,949
2010	3,723	6,386	4,980	4,652	19,741
2009	2,665	5,082	4,085	3,722	15,553
2008	1,488	4,866	3,569	2,927	12,850
2007	1,684	3,942	3,332	2,184	11,142
2006	2,263	2,969	3,041	2,495	10,768

Perjeta	Q1	Q2	Q3	Q4	Total
2014	3,892	—	—	—	3,892
2013	340	1,414	748	879	3,381
2012	—	—	58	250	308
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—

PDL BioPharma, Inc.
Q1 2014
May 12, 2014

Royalty Revenue by Product ($ in 000's) *
Kadcyla	Q1	Q2	Q3	Q4	Total
2014	2,393	—	—	—	2,393
2013	—	551	830	859	2,240
2012	—	—	—	—	—
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—

Tysabri	Q1	Q2	Q3	Q4	Total
2014	12,857	—	—	—	12,857
2013	12,965	13,616	11,622	12,100	50,304
2012	11,233	12,202	11,749	12,255	47,439
2011	9,891	10,796	11,588	11,450	43,725
2010	8,791	8,788	8,735	9,440	35,754
2009	6,656	7,050	7,642	8,564	29,912
2008	3,883	5,042	5,949	6,992	21,866
2007	839	1,611	2,084	2,836	7,370
2006	—	—	—	237	237

Actemra	Q1	Q2	Q3	Q4	Total
2014	3,446	—	—	—	3,446
2013	2,631	2,816	2,939	3,744	12,131
2012	1,705	2,074	2,145	2,462	8,385
2011	913	1,136	1,401	1,460	4,910
2010	1,587	237	315	688	2,827
2009	585	537	909	1,197	3,228
2008	44	—	146	369	559
2007	32	—	—	17	49
2006	—	—	—	—	—

Gazyva	Q1	Q2	Q3	Q4	Total
2014	51	—	—	—	51
2013	—	—	—	—	—
2012	—	—	—	—	—
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
* As reported to PDL by its licensees
Totals may not sum due to rounding
Q1 2014 royalty revenue by product above do not include a $5 million payment received from Genentech in Q1 2014 for a retroactive settlement payment from 2013.

PDL BioPharma, Inc.
Q1 2014
May 12, 2014

Reported Net Sales Revenue by Product ($ in 000's) *
Avastin	Q1	Q2	Q3	Q4	Total
2014	1,786,912	—	—	—	1,786,912
2013	1,653,108	1,694,678	1,746,135	1,819,877	6,913,798
2012	1,502,757	1,573,727	1,551,327	1,662,977	6,290,788
2011	1,597,461	1,582,705	1,581,095	1,469,994	6,231,255
2010	1,506,788	1,596,892	1,594,707	1,646,218	6,344,605
2009	1,345,487	1,295,536	1,439,730	1,514,053	5,594,806
2008	980,715	1,084,930	1,180,427	1,239,382	4,485,454
2007	678,068	746,587	797,013	875,084	3,096,752
2006	439,318	516,052	570,551	592,897	2,118,817

Herceptin	Q1	Q2	Q3	Q4	Total
2014	1,731,564	—	—	—	1,731,564
2013	1,681,574	1,744,145	1,681,860	1,726,551	6,834,130
2012	1,515,255	1,625,313	1,663,695	1,650,495	6,454,759
2011	1,391,568	1,559,975	1,642,898	1,432,771	6,027,211
2010	1,270,846	1,349,512	1,300,934	1,409,310	5,330,602
2009	1,210,268	1,133,993	1,226,435	1,278,626	4,849,323
2008	1,105,426	1,195,215	1,211,982	1,186,806	4,699,428
2007	891,761	949,556	979,602	1,015,033	3,835,952
2006	529,585	659,719	761,099	803,576	2,753,979

Lucentis	Q1	Q2	Q3	Q4	Total
2014	818,376	—	—	—	818,376
2013	1,203,179	1,171,423	1,200,791	1,212,651	4,788,045
2012	1,079,092	1,086,543	1,097,541	1,109,695	4,372,871
2011	887,757	943,418	1,052,809	1,075,015	3,958,999
2010	721,967	698,890	745,376	804,684	2,970,917
2009	462,103	469,736	555,296	615,212	2,102,347
2008	363,615	393,682	460,167	454,922	1,672,386
2007	224,820	219,579	299,995	322,300	1,066,695
2006	—	—	10,689	157,742	168,431

Xolair	Q1	Q2	Q3	Q4	Total
2014	425,243	—	—	—	425,243
2013	341,309	365,778	391,900	401,333	1,500,321
2012	310,234	314,638	347,796	340,431	1,313,100
2011	267,754	277,642	310,874	314,911	1,171,182
2010	228,859	225,878	251,055	263,389	969,179
2009	184,669	181,086	211,006	219,693	796,454
2008	137,875	169,521	177,179	183,753	668,329
2007	129,172	130,700	144,250	147,754	551,876
2006	95,241	99,354	112,608	118,002	425,204

Perjeta	Q1	Q2	Q3	Q4	Total
2014	158,809	—	—	—	158,809
2013	34,008	55,076	66,353	87,949	243,386
2012	—	—	5,080	25,000	30,079
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—

PDL BioPharma, Inc.
Q1 2014
May 12, 2014

Reported Net Sales Revenue by Product ($ in 000's) *
Kadcyla	Q1	Q2	Q3	Q4	Total
2014	91,031	—	—	—	91,031
2013	—	21,459	73,626	85,906	180,991
2012	—	—	—	—	—
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—

Tysabri	Q1	Q2	Q3	Q4	Total
2014	428,561	—	—	—	428,561
2013	434,677	451,358	387,407	403,334	1,676,776
2012	374,430	401,743	391,623	408,711	1,576,508
2011	329,696	356,876	388,758	381,618	1,456,948
2010	293,047	287,925	293,664	316,657	1,191,292
2009	221,854	229,993	257,240	285,481	994,569
2008	129,430	163,076	200,783	233,070	726,359
2007	30,468	48,715	71,972	94,521	245,675
2006	—	—	—	7,890	7,890

Actemra	Q1	Q2	Q3	Q4	Total
2014	114,865	—	—	—
2013	87,703	91,374	97,961	124,815	401,852
2012	56,662	66,624	71,505	82,053	276,843
2011	30,433	35,370	46,709	48,671	161,183
2010	52,908	5,405	10,493	22,919	91,725
2009	19,504	17,920	30,313	39,888	107,625
2008	1,452	1,377	5,981	12,305	21,115
2007	—	—	—	1,137	1,137
2006	—	—	—	—	—

Gazyva	Q1	Q2	Q3	Q4	Total
2014	3,095	—	—	—	3,095
2013	—	—	—	—	—
2012	—	—	—	—	—
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
* As reported to PDL by its licensee
Totals may not sum due to rounding